ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND (THE “FUND”)

SUPPLEMENT

DATED FEBRUARY 2, 2010

to the Prospectus Dated May 1, 2009 (the “Prospectus”)

The second paragraph of “Summary of Terms – The Adviser” is hereby deleted and replaced with the following:

“The day-to-day portfolio management, short-term cash management and operations of the Fund are the responsibility of Mustafa A. Jama, Chief Investment Officer, Fund of Hedge Funds team; José F. González-Heres, Portfolio Manager; Paresh Bhatt, Portfolio Manager; Kevin Kuntz, Portfolio Manager, Mark L.W. van der Zwan, Portfolio Manager, Lawrence Berner, Portfolio Manager, and Jarrod Quigley, Portfolio Manager, subject to oversight by the Board of Trustees. See “Management of the Fund.””

The following is hereby added immediately preceding the penultimate paragraph of “Management of the Fund – Management Team”:

“Jarrod Quigley. Mr. Quigley is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on non-equity relative strategies implemented in both single-strategy and multi-strategy formats, as well as hedge fund secondaries. Jarrod is also a member of the Investment Committee. He joined Morgan Stanley in 2004 and has 8 years of relevant industry experience. Previously, he was an investment analyst at Morgan Stanley AIP, focusing on multi-strategy, convertible bond arbitrage, and other relative value arbitrage strategies. Before joining Morgan Stanley AIP, Jarrod was in the investment banking department at A.G. Edwards, where he was involved in corporate finance and acquisitions for the financial institutions group. Jarrod received a B.S. in business management from Babson College and holds the Chartered Financial Analyst designation.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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